UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

   Date of Report (date of earliest event reported): May 22 2009

                        UNITED ECOENERGY CORP.
           (Exact Name of Registrant as Specified in Its Charter)

   Nevada                        814-00717                       84-1517723
(State or Other Jurisdiction (Commission File Number)         I.R.S. Employer
of Incorporation) 							Identification No.)

        1365 N. Courtenay Parkway, Suite A
           Merritt Island, FL                                       32953
 (Address of principal executive offices)                        (Zip Code)

                               (321)-452-9091)
                         (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[  ]	Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))













Section 1 - Registrant?s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Om May 22, 2009, the Company entered into an Agreement for the acquisition of the assets of Epic Wound Care, LLC as a portfolio investment of the Company. A new corporation, Epic Wound Care, Inc., will be incorporated to acquire the assets and operate the business, and will be a wholly-owned subsidiary of the Company. The transaction is expected to close during the first week of June, 2009.

Under the Agreement, the Company will issue a total of 30 million common shares in escrow, with 10 million shares released at closing, and the remaining 20 million shares to be released on meeting certain specified performance criteria. Epic Wound Care LLC manufactures and distributes its proprietary products under its own label, HymoStyp?, and its distributor?s trademarks, ActCel?, ActJel?, and ABC Gauze?. The gauze is a natural product for use in any wound site where bleeding is still present. Upon contact with moisture, the gauze breaks down to form a gel-like substance that acts as a hemostatic agent to stop bleeding. Once bleeding has been stopped and coagulation has occurred, the product is then rinsed away with saline solution or lukewarm water. Epic Wound Care LLC currently has an established distribution network with a worldwide customer base, anchored by Coreva Health Science, and is expanding its marketing efforts into the US and European retail sectors.

SECTION  9.    FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements.
             ----------------------

     None.

     (b)     Exhibits.

     None
This report on Form 8-K may contain forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause the results of the Company to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any projections of revenue, expenses, earnings or losses from operations or investments, or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The risks, uncertainties and assumptions referred to above include risks that are described from time to time in our Securities and Exchange Commission, or the SEC, reports filed before this report.

We use words such as anticipates, believes, expects, future, intends and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason. We caution you that forward-looking statements of this type are subject to uncertainties and risks, many of which cannot be predicted or quantified.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Date: June 1, 2009


                            UNITED ECOENERGY CORP.



                            By /s/ Kelly T. Hickel
                              --------------------------------
                                Kelly T. Hickel
                                Chief Executive Officer




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